UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2025

PRIORITY TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Westside Parkway

Suite 155

Alpharetta, GA 30004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	PRTH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The preliminary financial information for the three months ended December 31, 2024 set forth under Item 8.01 below is incorporated into this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure.

On January 15, 2025, Priority Technology Holdings, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it has commenced an underwritten secondary offering (the “Offering”) of shares of the Company’s common stock to be sold by certain selling stockholders (the “Selling Stockholders”). In conjunction with the offering, certain Selling Stockholders intend to grant to the underwriters a 30-day option to purchase additional shares of the Company’s common stock from such Selling Stockholders at the public offering price, less underwriting discounts and commissions. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On January 15, 2025, the Company released an investor presentation that will be used by the Company with respect to the Offering (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Estimated Preliminary Results for the Three Months Ended December 31, 2024

On January 15, 2025, the Company filed a preliminary prospectus supplement with the Securities and Exchange Commission (the “SEC”) under its effective shelf registration statement on Form S-3 (Registration No. 333-283519) (the “Preliminary Prospectus Supplement”) in connection with the Offering. The Preliminary Prospectus Supplement contains ranges of the Company’s estimated and unaudited preliminary financial results and other information for the three months ended December 31, 2024. These ranges are based on the information currently available to the Company and are subject to the completion of the Company’s financial closing procedures. The Company has provided estimated ranges, rather than specific amounts, because these results are preliminary and subject to change. The Company’s financial closing procedures for the three months ended December 31, 2024 are not yet complete and, as a result, the Company’s actual results may vary from the estimated preliminary results presented here and will not be finalized until after the completion of this offering.

These estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Further, the Company’s preliminary estimated results are not necessarily indicative of the results to be expected for any future period as a result of various factors, including, but not limited to, those discussed in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s periodic reports filed with the SEC. Accordingly, you should not place undue reliance on these estimated preliminary financial results.

The preliminary financial results presented below have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, compiled, or performed agreed-upon procedures with respect to these estimated preliminary financial results. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto.

The following are the Company’s estimated preliminary financial results and key operating metrics for the three months ended December 31, 2024:

($ in millions)	Three Months Ended December 31, 2024
	Range
	Low (Estimated)	High (Estimated)
Revenue	$225.2	$227.2
Adjusted Gross Profit(1)	82.7	86.5
Adjusted EBITDA(1)	49.7	54.1

(1)See “Reconciliation of GAAP to Non-GAAP Financial Measures” below and the reconciliations of Adjusted Gross Profit and Adjusted EBITDA to their most comparable GAAP measures for additional information.

Reconciliation of GAAP to Non-GAAP Financial Measures

Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures that are not prepared in accordance with GAAP and that may be different from non-GAAP financial measures used by other companies. The Company’s management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Adjusted Gross Profit is calculated by subtracting cost of services (excluding depreciation and amortization) from revenue. Adjusted EBITDA is calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and/or non-recurring charges deemed to not be part of normal operating expenses.

The reconciliation of the Company’s estimated Adjusted Gross Profit ranges for the three months ended December 31, 2024 to the most comparable GAAP measure is provided below:

($ in millions)	Three Months Ended December 31, 2024
	Range
	Low (Estimated)	High (Estimated)
Revenue	$225.2	$227.2
Cost of revenue (excluding depreciation and amortization)	(142.5)	(140.7)
Adjusted Gross Profit	82.7	86.5
Depreciation and amortization of revenue generating assets	(4.2)	(4.2)
Gross profit	$78.5	$82.3

The reconciliation of the Company’s estimated Adjusted EBITDA ranges for the three months ended December 31, 2024 to the most comparable GAAP measure is provided below:

($ in millions)	Three Months Ended December 31, 2024
	Range
	Low (Estimated)	High (Estimated)
Net Income	$6.6	$9.9
Interest expense	23.1	23.1
Income tax expense	2.0	3.9
Depreciation and amortization	14.0	14.0
EBITDA	45.7	50.9
Stock based compensation	2.8	2.0
Non-recurring items	1.2	1.2
Adjusted EBITDA	$49.7	$54.1

Forward-Looking Statements

This Current Report on Form 8-K contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words or phrases of similar meaning. These forward-looking statements include, but are not limited to, the Company’s preliminary financial results. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. The Company’s actual results could differ from those discussed or implied herein. The Company cautions that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect the Company’s actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this Current Report on Form 8-K in the context of the risks and uncertainties disclosed in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2024.

The Company cautions you that the important factors referenced above may not contain all the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments the Company expects or anticipates or, even if substantially realized, that they will result in the consequences the Company anticipates or affect us or the Company’s operations in the way the Company expects. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements. The Company qualifies all the Company’s forward-looking statements by these cautionary statements.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any offer, solicitation, or sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 15, 2025
99.2	Investor Presentation, dated January 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Priority Technology Holdings, Inc.

Dated: January 15, 2025	By:	/s/ Timothy O’Leary
Timothy O’Leary
Chief Financial Officer